Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of National Waterworks, Inc. (the “Company”), on Form 10-Q for the period ended March 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mechelle Slaughter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mechelle Slaughter Mechelle Slaughter
Chief Financial Officer
May 5, 2004

A signed written statement required by Section 906 has been provided to National Waterworks, Inc. and will be retained by National Waterworks, Inc. and furnished to the Securities and Exchange Commission and its staff upon request.

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